SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X}
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary  Proxy Statement               [ ] Confidential,  for Use of
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e) (2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting  Material  Pursuant to Rule 14a-11(c)or Rule 14a-12

                             WRL SERIES FUND, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
 (1) Title of each class of securities to which transaction applies:
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[ ]  Fee paid previously with preliminary materials.
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[ ]  Check box if any part  of  the fee is offset as provided  by  Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
 (1) Amount Previously Paid:
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
                               WRL SERIES FUND, INC.

                               201 Highland Avenue
                              Largo, Florida 33770


                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                                December 15, 1997

TO THE SHAREHOLDERS:


         A special meeting of the shareholders of the Portfolios (each a "Portfolio"; collectively the "Portfolios") of the WRL Series Fund, Inc. (the "Fund"), will be held on Monday, December 15, 1997 at 10:00 a.m., at 201
Highland Avenue, Largo, Florida 33770, or any adjournment thereof, for the following purposes:

GROWTH & INCOME PORTFOLIO:

(1) To approve a change to a policy of non-industry concentration with respect to the Growth & Income Portfolio of the Fund;

BOND PORTFOLIO:

(2) To approve a new investment sub-advisory agreement between WRL Investment Management, Inc. and AEGON USA Investment Management, Inc. with respect to the Bond Portfolio of the Fund;

 (3) To transact such other business as may properly come before the meeting or any adjournment thereof with respect to the Growth & Income Portfolio and Bond Portfolio of the Fund.

         Please indicate your voting instructions on the enclosed voting instruction form(s) WITH RESPECT TO EACH PORTFOLIO in which you were a beneficial owner as of the record date; sign such voting instruction form(s); and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

         In order to avoid the additional expense to the Fund of further solicitation, we ask that you mail your voting instruction form promptly.

         YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR VOTING INSTRUCTION FORM(S) PROMPTLY NO MATTER HOW MANY SHARES YOU BENEFICIALLY OWN. You are entitled to vote at the meeting and any adjournment thereof if you beneficially owned Portfolio shares at the close of business on October 10, 1997. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting instruction form(s) for each Portfolio in the postage paid envelope provided.

                                            By Order of the Board of Directors



                                            Thomas E. Pierpan,
                                            ASSISTANT SECRETARY


November 3, 1997

                              WRL SERIES FUND, INC.
                            GROWTH & INCOME PORTFOLIO
                                 BOND PORTFOLIO
                               201 HIGHLAND AVENUE
                              LARGO, FLORIDA 33770

                                 PROXY STATEMENT


                         SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                DECEMBER 15, 1997


         This is a Proxy Statement for the Growth & Income Portfolio and the Bond Portfolio (each, a "Portfolio," and collectively, the "Portfolios") of the WRL Series Fund, Inc. (the "Fund"). The Fund, a Maryland corporation, is a series mutual fund consisting of a number of series or separate investment portfolios. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Fund, on behalf of each Portfolio, to be used at the Fund's special meeting of shareholders of the Portfolios (the "Meeting"). The Meeting will be held on Monday, December 15, 1997, at 10:00 a.m. Eastern Time, at 201 Highland Avenue, Largo, Florida 33770, for the purposes set forth in the Notice of the Meeting.

         The primary purposes of the Meeting are: (1) to permit the shareholders of the Growth & Income Portfolio to consider a change (specifically the removal of) the current concentration policy to a policy of non-industry concentration, to take effect January 1, 1998; and (2) to permit the shareholders of the Bond Portfolio to consider a Proposed Sub-Advisory Agreement (described below) between WRL Investment Management, Inc. (the "Investment Adviser") and AEGON USA Investment Management, Inc. ("AIMI"), to take effect on January 1, 1998.

         A majority of the shares of stock outstanding on October 10, 1997, represented in person or by proxy, of each Portfolio must be present for that Portfolio to transact business at the Meeting. In the event that, with respect to a Portfolio, a quorum is present at the Meeting but sufficient votes to approve proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Portfolio to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Portfolio's shares represented at the Meeting in person or by proxy. A shareholder vote of a Portfolio may be taken on any proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.


         Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote. As of the Record Date, October 10, 1997, the Fund had outstanding 3,684,265.636 shares of the Growth & Income Portfolio and 8,546,505.030 shares of the Bond Portfolio (with an aggregate net asset value of $49,035,466.09 and $95,700,466.38, respectively), all of which shares are owned of record by the WRL Series Life Account or the WRL Series Annuity Account of Western Reserve Life Assurance Co. Of Ohio ("Western Reserve"), by Western Reserve directly, or by Pooled Account No. 27 of AUSA Life Insurance Company, Inc. ("AUSA Life") (together, the "Accounts"). Western Reserve and AUSA Life are affiliates.

         The costs of the Meeting, including the solicitation of proxies and voting instructions, will be paid by the Portfolios. The principal solicitation of proxies and voting instructions will be by the mailing of this Proxy Statement on or about November 3, 1997, but proxies and voting instructions may also be solicited by telephone and/or in person by representatives of the Fund and regular employees of Western Reserve or its affiliates. Such representatives and employees will not receive additional compensation for solicitation activities.
                                       1

                  POLICYOWNERS' RIGHT TO INSTRUCT SHAREHOLDERS

         Western Reserve or AUSA Life, respectively, the shareholders of the Portfolios, will vote shares held in the Accounts at the Meeting in accordance with the instructions received from the holders of individual life insurance policies, individual variable annuity contracts and group annuities (collectively, the "Policies" owned by the "Policyowners") whose benefits thereunder are funded through those Accounts. (The holder of a qualified group variable contract may seek voting instructions from individual qualified plan participants if required under the terms of the qualified plan pursuant to which the group contract is held.)


         The Fund has agreed to solicit voting instructions from the Policyowners, upon which instructions Western Reserve or AUSA Life, respectively, will vote the shares of the Portfolios at the Meeting on December 15, 1997, and any adjournment thereof. The Fund will mail to each Policyowner of record as of October 10, 1997 a copy of this Proxy Statement. The number of Fund shares in a Portfolio or Portfolios for which a Policyowner may give instructions is determined as follows: the number of shares of a given Portfolio (and corresponding votes) allotted to a Policy will be calculated by dividing the amount of the Policy's cash value (or the contract value, in the case of an individual variable annuity or group variable annuity contract) attributable to the Portfolio by $100. Fractional shares will be counted. Based upon the cash value attributable to the Portfolios as of October 10, 1997, Policyowners are entitled to an aggregate of votes with respect to each of the Portfolios:

                                                                                 AGGREGATE VOTES BASED ON CASH OR
                                          OUTSTANDING SHARES OWNED BY THE              CONTRACT VALUE OF THE
              PORTFOLIO                                ACCOUNT                               PORTFOLIO

           Growth & Income                          3,684,265.636                          490,354.6609

                 Bond                               8,546,505.030                          957,004.6638

As of October 15, 1997, the officers and Directors of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of each of the Bond Portfolio and the Growth & Income Portfolio.

         All shares for which Western Reserve and AUSA Life receive properly executed instructions, which are not subsequently revoked prior to the Meeting, will be voted at the Meeting in accordance with such instructions. Western Reserve and AUSA Life will vote the shares of each Portfolio for which no timely instructions are received, and any shares beneficially owned exclusively by Western Reserve, in proportion to the voting instructions which are received with respect to all Policies participating in such Portfolio. Abstentions will be applied on a PRO RATA basis to reduce the votes eligible to be cast.

         To the knowledge of the Fund, no person has the right to instruct Western Reserve or AUSA Life with respect to 5% or more of the shares of any Portfolio. However, the proportionate voting policy (described above) may result in certain Policyowners' instructions affecting the vote of 5% or more of total outstanding shares of a Portfolio. These particular Policyowners and the percentage of votes which their instruction may affect will depend upon which Policyowners provide instructions and which Policyowners do not.


         Western Reserve or AUSA Life, as applicable, will vote in accordance with the directions as indicated on your enclosed voting instruction form(s). A voting instruction form for each Portfolio attributable to your Policy must be received by EVACO Financial Printers (tabulating company) at 100 Carillon Parkway, Suite 170, St. Petersburg, Florida 33716-9984 no later than December 12, 1997. If you do not return your voting instruction forms(s), your shares will be voted in proportion to the voting instructions which are received with respect to all Policies participating in each applicable Portfolio. Abstentions will be counted as present for purposes of determining a quorum, but will not be counted as
voting  with  respect  to those  proposals  from  which  Policyowners   abstain.
Voting instructions may be revoked at any time prior to their exercise by execution of a subsequent voting instruction form, by written notice to the Secretary of the Fund, or by voting in person at the Meeting.

         The following table summarizes each proposal to be presented at the Meeting and the Portfolios solicited with respect to each proposal:

----------------------- --------------------------------------------------------

        PROPOSAL                                          AFFECTED PORTFOLIOS
------------------------------                       ---------------------------
------------------------------                       ---------------------------

1. Approval of change to a policy of non-industry Growth & Income Portfolio investment concentration
--------------------------------------------------- ----------------------------
--------------------------------------------------- ----------------------------

2.  Approval of a new Sub-Advisory Agreement               Bond Portfolio

--------------------------------------------------- ----------------------------

         For each Portfolio of the Fund, the Board of Directors recommends that you cast your vote:

        /bullet/   FOR  approval  of  the   proposed   change  to  a  policy  of
                   non-industry concentration with respect to the Growth &Income Portfolio.

        /bullet/ FOR the approval of a new Sub-Advisory Agreement with respect to the Bond Portfolio.

         Each of these proposals are described in more detail below, and in the attached Schedule and Exhibits. The Schedule and Exhibits are important parts of this Proxy Statement; please consult them carefully as you review this Proxy Statement and evaluate the proposals.

         With respect to a Portfolio, the proposed change of concentration for the Growth & Income Portfolio and the new Sub-Advisory Agreement for the Bond Portfolio must be approved by a "vote of the majority of the outstanding voting securities" of such Portfolio, as defined in the Investment Company Act of 1940, as amended ("1940 Act"). The "vote of a majority of the outstanding voting securities" means the lesser of the vote of (i) 67% or more of the shares of the Portfolios entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Portfolio entitled to vote thereon.

         SHAREHOLDERS OF THE GROWTH & INCOME PORTFOLIO ONLY WILL VOTE ON THE POLICY CONCENTRATION FOR THAT PORTFOLIO; AND SHAREHOLDERS OF THE BOND PORTFOLIO ONLY WILL VOTE ON THE NEW SUB-ADVISORY AGREEMENT FOR THAT PORTFOLIO. IN OTHER WORDS, SHAREHOLDERS WILL ONLY VOTE ON THE PROPOSALS FOR EACH PORTFOLIO IN WHICH THEY OWN SHARES.

                                  INTRODUCTION

THE FUND

         The Fund is a Maryland corporation organized as a diversified, open-end management investment company under the 1940 Act. Shares of the Fund are registered under the Securities Act of 1933 (the "1933 Act"), and the Fund itself is registered under the 1940 Act on Form N-1A with the Securities and Exchange Commission ("SEC"). Shares of the Fund are currently sold only to separate accounts of Western Reserve, PFL Life Insurance Company, and AUSA Life to fund benefits under certain individual flexible premium variable life insurance policies and certain individual and group variable annuity contracts. WRL Investment Services, Inc., located at 201 Highland Avenue, Largo, FL 33770, an affiliate of the Investment Adviser, serves as transfer agent and administrator for the Fund.

InterSecurities, Inc., whose principal office is located at 201 Highland Avenue, Largo, FL 33770, an affiliate of the Investment Adviser, serves as principal underwriter for the Fund.

THE INVESTMENT ADVISER


         The Investment Adviser, located at 201 Highland Avenue, Largo, Florida 33770, currently serves as the investment adviser to each Portfolio of the Fund. The Investment Adviser does not currently act as investment adviser or sub-adviser to any other investment companies. The Investment Adviser is a direct, wholly-owned subsidiary of Western Reserve, located at 201 Highland Avenue, Largo, Florida 33770, which is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, a stock life insurance company, which is wholly-owned by AEGON USA, Inc. ("AEGON USA"). AEGON USA, located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly-traded international insurance group.

         The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). The Investment Adviser has served as the investment adviser to each Portfolio of the Fund since January 1, 1997. (Prior to that date, Western Reserve served as the investment adviser to each Portfolio.) Pursuant to the Investment Advisory Agreement between the Fund and the Investment Adviser, dated January 1, 1997, and subject to the supervision  of  the  Fund's  Board  of  Directors  (the  "Fund's  Board"),  the
Investment Adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding, or disposition of any or all of the securities or other assets that the Portfolios may own or contemplate acquiring from time to time. The Investment Adviser's officers attend meetings and are responsible for furnishing oral or written reports to keep the Fund's Board and officers of the Fund fully informed as to the condition of the investments of each Portfolio, the investment recommendations of the Investment Adviser, and the investment considerations that have given rise to those recommendations. The Investment Adviser supervises the purchase and sale of the investments of the Portfolios and maintains all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund.

         The Investment Advisory Agreement contemplates that the Investment Adviser, in connection with the performance of its responsibilities under the Agreement, will enter into sub-advisory agreements with sub-advisers to provide each Portfolio with investment management services. The Investment Adviser selects a sub-adviser based on a qualitative and quantitative evaluation of the sub-adviser. The Investment Adviser monitors the performance of each sub-adviser and evaluates how well the sub-adviser has managed the assets of its respective Portfolio(s) in light of each Portfolio's stated investment objective and policies. The Investment Adviser also monitors the sub-adviser's long-term performance and the level of risk assumed in achieving that performance. Particular criteria for selection and retention of a sub-adviser include the sub-adviser's discipline and thoroughness in pursuit of a Portfolio's stated investment objective and the sub-adviser's long-term performance. Short-term performance by itself is not a significant factor in selecting or terminating a sub-adviser.

         The Investment Adviser also may, from time to time, recommend the services of a sub-adviser be terminated. The criteria for termination include the departure of a sub-adviser's key investment advisory personnel, a change in control of the sub-adviser, a departure from a Portfolio's stated investment objective or policies, or other developments relating to the sub-adviser deemed by the Investment Adviser not to be in the best interests of shareholders.

THE SUB-ADVISERS

         With respect to each of the twenty-one Portfolios of the Fund, the Investment Adviser has entered into contracts ("Sub-Advisory Agreements") with at least one investment sub-adviser (each, a "Sub-Adviser"). Each Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser for the Portfolio(s) with respect to which the Sub-Adviser is engaged. Subject to review and supervision by the Investment Adviser and the Fund's Board, each Sub-Adviser is responsible for the actual investment management of its Portfolio(s) and for making decisions to buy, sell, or hold any particular security. Each Sub-Adviser also places orders to buy or sell securities on behalf of that Portfolio. Each Sub-Adviser bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading, and investment management of its Portfolio(s). Each Sub-Adviser is a registered investment adviser under the Advisers Act. Each Sub-Adviser receives monthly compensation from the Investment Adviser at an annual rate of a specified percentage of the average daily net assets of each Portfolio managed by that Sub-Adviser.

         Each Sub-Adviser has been recommended by the Investment Adviser, and selected and approved by the Fund's Board, including a Majority of directors who are not parties to the Sub-Advisory Agreement or interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of any such party ("Disinterested Directors"), as well as by the shareholders of the relevant Portfolio. All of the current Sub-Advisory Agreements were approved at a meeting of shareholders held on December 16, 1996, except the Sub-Advisory Agreement for the Global Sector, US Sector and Foreign Sector Portfolios, which was approved by shareholders on June 16, 1997.

         Each Sub-Advisory Agreement: describes all compensation payable by the Investment Adviser thereunder; initially continues in effect for up to two years and from year to year thereafter, only so long as such continuance is specifically approved at least annually by the Fund's Board or by a vote of the majority of the outstanding voting securities of the Portfolio at the times and in the manner required by the 1940 Act, and Rules thereunder; may be terminated at any time, without the payment of any penalty, by the Fund's Board or by shareholders on sixty (60) days' written notice to the Sub-Adviser, on sixty
(60) days' written notice from the Investment Adviser to the Sub-Adviser provided certain conditions are met, or on sixty (60) days' written notice from the Sub-Adviser to the Investment Adviser; will terminate automatically in the event of its assignment; and requires approval of amendments thereto in the manner required by the 1940 Act.

SUMMARY OF THE PROPOSALS

         (1) Federated Investment Counseling, located at Federated Investors Tower, Pittsburgh, PA 15222-3779, is the Growth & Income Portfolio's Sub-Adviser. Upon a request from Federated Investment Counseling, the Investment Adviser has recommended to the Fund's Board a change to a policy of non-industry concentration for the Growth & Income Portfolio. Specifically, the Sub-Adviser has requested a change in policy from concentration in utilities to a policy of non-industry concentration. The Fund's Board has agreed that the proposed change in concentration policy is in the best interest of the Portfolio.

         (2) The  Investment  Adviser  seeks  to enter  into a new  Sub-Advisory
Agreement with AIMI with respect to the Bond Portfolio. This new Sub-Advisory Agreement would REPLACE the current Sub-Advisory Agreement with respect to the Bond Portfolio between the Investment Adviser and Janus Capital Corporation ("Janus Capital").
                                       5

         PROPOSAL 1: TO APPROVE A CHANGE IN INVESTMENT CONCENTRATION POLICY WITH RESPECT TO THE GROWTH & INCOME PORTFOLIO


         The Fund's Board, including the Disinterested Directors, reviewed and, at a Board meeting held on September 15, 1997, unanimously approved, a recommendation by the Growth & Income Portfolio's Sub-Adviser concerning the policy of concentration for the Portfolio, specifically, that the Portfolio's current policy of concentration in the utility industry be changed to a policy of non-industry concentration.

         Prior to May 1, 1997, the Growth & Income Portfolio was named the Utility Portfolio. The Portfolio's Sub-Adviser recommended to the Fund's Board on March 3, 1997, that the Portfolio change its investment focus from the utility industry to a diversified portfolio of equity and debt securities with an emphasis on sector investing.

         It is the opinion of the Sub-Adviser that concentration in the utility industry has served the shareholders well since inception of the Portfolio in 1994. However, as the utility industry continues to be deregulated and many changes are underway to adapt to the deregulation, it is the Sub-Adviser's belief that concentration in the utility industry is now potentially unattractive for investors and may result in greater risk.

         The portfolio managers of the Portfolio will remain the same. They will continue to manage the Portfolio's assets with the shareholders' best interests in mind. The Sub-Adviser merely seeks to change the policy of concentration for the Portfolio so that no more than 25% of its assets will be invested in one particular industry, as described below.

         In connection with the change in investment concentration policy, the Portfolio would adopt a new fundamental investment restriction regarding non-concentration as follows:

         The Portfolio may not, as a matter of fundamental policy, invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR APPROVAL" OF THE PROPOSED CHANGE IN INVESTMENT CONCENTRATION POLICY WITH RESPECT TO THE GROWTH & INCOME PORTFOLIO


          PROPOSAL 2: TO APPROVE A PROPOSED SUB-ADVISORY AGREEMENT WITH RESPECT TO THE BOND PORTFOLIO OF THE FUND



         The Fund's Board, including the Disinterested Directors, reviewed and, at a Board meeting held on June 23, 1997, unanimously approved, a new Sub-Advisory Agreement (for purposes of this proposal, "Proposed Sub-Advisory Agreement") between the Investment Adviser and AIMI with respect to the Bond Portfolio. The Investment Adviser had recommended to the Fund's Board that the Fund retain AIMI to serve as the new Sub-Adviser for the Bond Portfolio. The Proposed Sub-Advisory Agreement is attached as Exhibit 3.

         Janus Capital, located at 100 Fillmore Street, Denver, Colorado 80206, currently serves as Sub-Adviser for the Bond Portfolio and has done so since the commencement of the Portfolio's operations in

October, 1986, pursuant to a Sub-Advisory Agreement (for purposes of this Proposal, the "Current Sub-Advisory Agreement") between the Investment Adviser and Janus Capital with respect to the Portfolio. Thomas H. Bailey is the President of Janus Capital. Kansas City Southern Industries, Inc., located at 114 West 11th Street, Kansas City, Missouri 64105, owns 83% of Janus Capital. It is currently anticipated that, in light of the Fund's Board's recommendation, Janus Capital will resign its position as Sub-Adviser to the Portfolio, effective not later than the close of business on December 31, 1997. The Investment Adviser is not affiliated with Janus Capital.

         AIMI, located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, is a wholly-owned subsidiary of AEGON USA and thus is an affiliate of the Investment Adviser. AEGON USA is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation which is a publicly traded international insurance group. AIMI manages the general account investment portfolios of the life insurance subsidiaries of AEGON USA.

         The Investment Adviser will continue to serve as investment adviser to the Portfolio pursuant to the Current Advisory Agreement.

         The Proposed Sub-Advisory Agreement, as approved by the Fund's Board, is now submitted for approval by the Policyowners of the Portfolio. If it is approved by a majority vote of the outstanding units of the Portfolio, it will continue in effect for an initial term ending January 1, 2000, and will continue from year to year thereafter, subject to approval annually by the Fund's Board or by a majority vote of the outstanding shares of the Portfolio, and also, in either event, approval by a majority of the independent directors who are not parties to the Proposed Sub-Advisory Agreement or interested persons of any such party at a meeting called for the purpose of voting on such approval. "Majority Vote" for purposes of this Proxy Statement, and under the 1940 Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of the Portfolio are represented or (ii) more than 50% of the outstanding shares of the Portfolio. If the Policyowners of the Portfolio should fail to approve the Proposed Sub-Advisory Agreement, the Fund's Board shall consider appropriate action with respect to such non-approval of the Proposed Sub-Advisory Agreement, including, but not limited to, retention of Janus Capital as Sub-Adviser to the Portfolio.

CURRENT ADVISORY AGREEMENT

         The Investment Adviser has served as the investment adviser of the Fund, with respect to the Bond Portfolio, under the Current Advisory Agreement (see Exhibit 1) since January 1, 1997. Subject to the supervision and direction of the Fund's Board, the Investment Adviser is generally responsible for managing the Bond Portfolio in accordance with the Bond Portfolio's stated investment objective and policies. As compensation for its services to the Bond Portfolio, the Investment Adviser currently is entitled to receive monthly compensation from the Fund at an annual rate of 0.50% of the average daily net assets of the Bond Portfolio.

         Pursuant to the Current Advisory Agreement, the Investment Adviser expressly has the responsibility: to furnish continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time; to cause its officers to attend meetings and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of the Portfolio, the investment recommendations of the Investment Adviser, and the investment considerations which have given rise to those recommendations; to supervise the purchase and sale of securities of the Portfolio as directed by the appropriate officers of the Fund; and to maintain all books and records required to be maintained by the Investment Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. The Investment Adviser pays all expenses incurred in connection with the performance of its responsibilities. The Portfolio pays all other expenses incurred in its operation, including general administrative expenses, accounting fees, legal fees and investment advisory fees. As compensation for its services to the Portfolio, the Investment Adviser presently receives monthly compensation at the annual rate of 0.50% of the average daily net assets of the Portfolio. At its meeting on June 23, 1997, the Fund's Board approved a resolution which, contingent upon the approval of this Proposal at the Meeting, will, effective January 1, 1998, reduce the annual compensation paid to the Investment Adviser pursuant to the Current Advisory Agreement from an annual rate of 0.50% to 0.45% of average daily net assets of the Portfolio.

         During the Fund's fiscal year ended December 31, 1996, the Fund paid Western Reserve (the Investment Adviser prior to January 1, 1997) (under a prior investment advisory agreement) an aggregate investment advisory fee of $474,926 for investment management and supervision services and for certain administrative services on behalf of the Bond Portfolio. During that year, the Fund paid no fees to Western Reserve, its affiliates or any affiliate of such affiliates, for services provided to the Fund other than under the prior investment advisory agreement. If the proposed Investment Advisory fee at the annual rate of 0.45% of the average daily net assets of the Bond Portfolio had been in effect during the Fund's fiscal year ended December 31, 1996, the Fund would have paid Western Reserve an aggregate advisory fee of $427,433, which is 90% of the aggregate investment advisory fee actually paid by the Fund to Western Reserve for that year.

         Under its terms, the Current Advisory Agreement, as it applies to the Bond Portfolio, will continue in effect until January 1, 1999, and from year to year thereafter, so long as such continuance is specifically approved at least annually by the vote of a majority of the Disinterested Directors of the Fund, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Directors of the Fund or the affirmative vote of a majority of the outstanding voting securities of the Portfolio. The Current Advisory Agreement may be terminated with respect to a Portfolio at any time by the Fund's Board, or by vote of a majority of the outstanding voting securities of the Portfolio, in each case, without penalty on sixty (60) days' written notice to the Investment Adviser, or by the Investment Adviser on sixty (60) days' written notice to the Fund. It will automatically terminate in the event of its assignment. The Current Advisory Agreement may be amended with respect to a Portfolio only with the approval by the affirmative vote of a majority of the outstanding voting securities of the Portfolio and the approval by the vote of a majority of the Disinterested Directors of the Fund, cast in person at a meeting called for the purpose of voting on the approval of such amendment.

         The terms of the Current Advisory Agreement were approved by the Fund's Board, including by vote of a majority of its Disinterested Directors cast in person, at a meeting called for such purpose and held on October 3, 1996, and approved by the vote of a majority of the outstanding voting securities of each Portfolio at a special meeting of shareholders on December 16, 1996. The Current Advisory Agreement contains a Schedule listing advisory fees for the Portfolios of the Fund which will be amended to reflect this reduction of advisory fee for the Bond Portfolio.

         Other than the reduction in annual compensation to the Investment Adviser noted above, approval of the Proposed Sub-Advisory Agreement by Policyowners will have no effect on the Current Advisory Agreement between the Investment Adviser, which is not affiliated with Janus Capital, and the Fund with respect to the Bond Portfolio.

CURRENT SUB-ADVISORY AGREEMENT

         Pursuant to the Current Sub-Advisory Agreement for the Bond Portfolio (see Exhibit 2), which is dated January 1, 1997, the Investment Adviser contracts with Janus Capital for sub-advisory services. The Current Sub-Advisory Agreement for the Portfolio was initially approved by the Fund's Board, including by vote of a majority of its Disinterested Directors cast in person, at a special meeting called for such purpose on October 3, 1996, and was approved by the vote of a majority of the outstanding voting securities of the Portfolio at a special meeting of the shareholders on December 16, 1996.

         Pursuant to the Current Sub-Advisory Agreement, Janus Capital provides investment advisory assistance and portfolio management advice to the Investment Adviser for the Bond Portfolio. Subject to review and supervision by the Investment Adviser and the Fund's Board, Janus Capital is responsible for the actual management of the Bond Portfolio and for making decisions to buy, sell or hold any particular security, and places orders to buy or sell securities on behalf of the Bond Portfolio. Janus Capital bears expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Bond Portfolio.

         Janus Capital is also responsible for selecting the broker-dealers who execute the portfolio transactions for the Portfolio. Janus Capital may occasionally place portfolio business with the affiliated brokers of the Investment Adviser or Janus Capital. In placing portfolio business with all dealers, Janus Capital seeks best execution of each transaction and all brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. Janus Capital is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services, if Janus Capital determines that such commissions are reasonable in relation to the overall services provided and Janus Capital receives best execution. The information received may be used by Janus Capital in managing the assets of other advisory and sub-advisory accounts, as well as in the management of the assets of the Portfolio.

         For its services as Sub-Adviser, Janus Capital is paid compensation from the Investment Adviser at the annual rate of 0.25% of the Portfolio's average daily net assets. For the fiscal year ended December 31, 1996, Janus Capital received sub-advisory fees in the amount of $237,463.

         Under its terms, the Current Sub-Advisory Agreement for the Portfolio will continue in effect until January 1, 1999, and from year to year thereafter, so long as such continuance is specifically approved at least annually by the vote of a majority of the Disinterested Directors of the Fund, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Fund's Board or the affirmative vote of a majority of the outstanding voting securities of the Portfolio (as that phrase is defined in the 1940 Act). The Current Sub-Advisory Agreement may be terminated with respect to the Portfolio at any time, without penalty, by (i) the Fund's Board or by a majority of the shareholders of the Portfolio acting by vote of at least a majority of its outstanding voting securities (as that phrase is defined in the 1940 Act), on sixty (60) days' written notice to Janus Capital, (ii) by the Investment Adviser if it gives sixty (60) days' written notice to Janus Capital or (iii) by Janus Capital if it gives sixty (60) days' written notice to the Investment Adviser. The Current Sub-Advisory Agreement may be amended with respect to the Portfolio only with the approval by an affirmative vote of a majority of the outstanding voting securities of the Portfolio (as that phrase is defined in the 1940 Act) and the approval by a vote of a majority of the Disinterested Directors of the Fund, cast in person at a meeting called for the purpose of voting on the approval of such amendment.

PROPOSED SUB-ADVISORY AGREEMENT

         If the Proposed Sub-Advisory Agreement with AIMI (see Exhibit 3), is approved by the vote of a majority of the Portfolio's outstanding shares, AIMI will become the Sub-Adviser of the Portfolio, effective immediately upon termination of the Current Sub-Advisory Agreement with Janus Capital (proposed to be the close of business on December 31, 1997). As of the date of termination of the Current Sub-Advisory Agreement, Janus Capital would no longer serve as Sub-Adviser of the Bond Portfolio (but will continue to serve as Sub-Adviser to the Fund's Growth Portfolio and Global Portfolio).

         The Proposed Sub-Advisory Agreement requires AIMI to provide, subject to the supervision of the Investment Adviser, a continuous investment program for the Portfolio, including investment research and management with respect to all securities and investments and cash equivalents in the Portfolio, in accordance with the Portfolio's investment objective, policies, and restrictions. AIMI will determine from time to time what securities and other investments will be purchased, retained, or sold by the Portfolio and will place orders pursuant to its investment determinations.

         The Proposed Sub-Advisory Agreement contains essentially the same terms and conditions as the Current Sub-Advisory Agreement, with the following exceptions:

         (1)  The  Proposed  Sub-Advisory   Agreement  reflects  the  change  of
Sub-Adviser from Janus Capital to AIMI.

         (2) The initial term of the Proposed Sub-Advisory Agreement will be two years ending January 1, 2000.

         (3) Under the Proposed Sub-Advisory Agreement, compensation payable by the Investment Adviser to the Sub-Adviser will be a monthly investment management fee equal to (i) an annual rate of 0.20% of the monthly average daily net assets of the Portfolio, less (ii) 50% of the amount paid by the Investment Adviser on behalf of the Portfolio pursuant to any expense limitation or the amount of any other reimbursement made by the Investment Adviser to the Portfolio. Under the Current Sub-Advisory Agreement, the Sub-Adviser is paid compensation by the Investment Adviser at an annual rate of 0.25% of the Portfolio's average daily net assets. If the proposed Sub-Advisory Agreement is approved, the annual rate of compensation from the Bond Portfolio to the Investment Adviser, from which the Investment Adviser pays compensation to the Bond Portfolio's Sub-Adviser, will be correspondingly reduced from 0.50% to 0.45% of the Portfolio's average daily net assets.

         The Proposed Sub-Advisory Agreement will terminate automatically in the event of its assignment. In addition, it may be terminated by the Investment Adviser upon sixty (60) days' written notice to AIMI and the Fund; by AIMI upon sixty (60) days' written notice to the Investment Adviser and the Fund; or by the Fund, upon the vote of a majority of the Fund's Board or a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days' written notice to AIMI.


         If the investment sub-advisory fee under the Proposed Sub-Advisory Agreement (and the proposed investment advisory fee under the Advisory Agreement with respect to the Bond Portfolio) had been in effect during the Fund's fiscal year ended December 31, 1996, the Investment Adviser (prior to January 1, 1997, Western Reserve) would have paid AIMI an aggregate investment sub-advisory fee in the following amount:

                                 PROPOSED SUB-ADVISORY      HYPOTHETICAL AMOUNT            % OF AGGREGATE
                                          FEE                 PAID IN 1996 (BASED ON          SUB-ADVISORY FEE
         PORTFOLIO                                                 PROPOSED FEE)                ACTUALLY PAID

            Bond              0.20% of average daily                $189,970.40                      80%
                              net assets

INFORMATION ABOUT AIMI


         AIMI's directors and principal executive officers, together with their principal occupations, are listed below. The business address of each of these persons is 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499:


NAME, POSITION WITH AIMI          PRINCIPAL OCCUPATION

Patrick E. Falconio               President and Director of  AIMI and  Executive
President and Director            Vice President and  Chief  Investment  Officer
                                  of AEGON USA.

Brenda K. Clancy                  Senior Vice President and Treasurer  of  AEGON
Director                          USA; Director,  Treasurer  and Vice  President
                                  of   First   AUSA,  Life  Investors  Insurance
                                  Company  of   America   and   Monumental  Life
                                  Insurance Company.

Craig D. Vermie                  Secretary,  Vice President and General  Counsel
Director                         of AEGON USA,  Bankers  United  Life  Assurance
                                 Company,  Life  Investors  Insurance Company of
                                 America, PFL Life Insurance Company;  Director,
                                 Vice President, General Counsel  and  Assistant
                                 Secretary of Monumental Life Insurance Company.

Donald E. Flynn                  Executive Vice President of AIMI.
Executive Vice President

James D. Ross                    Executive Vice President of AIMI.
Executive Vice President

Clifford A. Sheets               Executive Vice President of AIMI.
Executive Vice President

Ralph M. O'Brien                 Senior Vice President of AIMI.
Senior Vice President

Michael Van Meter                Senior Vice President of AIMI.
Senior Vice President

Steven P. Opp                    Senior Vice President of AIMI.
Senior Vice President

David R. Halfpap                 Senior Vice President of AIMI.
Senior Vice President

Gregory W. Theobald              Secretary and Vice President of AIMI.
Secretary and Vice President

Jon D. Kettering                 Vice President and Treasurer of AIMI.
Vice President and Treasurer


THE DIRECTORS RECOMMENDATION


         In determining whether to approve the Proposed Sub-Advisory Agreement and to recommend its approval to Policyowners, the Fund's Board, including Disinterested Directors, considered a number of relevant factors, based on historical information about the Bond Portfolio and certain materials provided by AIMI. Factors and information considered by the Directors included, among other things, the following:

         (1) The compensation to be received by AIMI under the Proposed Sub-Advisory Agreement. Such compensation will be less than the compensation paid to the Portfolio's current Sub-Adviser, and the compensation paid by the Portfolio to the Investment Adviser will be correspondingly reduced. It is anticipated that lower advisory fees will result in a lower expense ratio for the Portfolio and, accordingly, will benefit shareholders in both the short and the long term.

         (2) The historical performance of the Bond Portfolio under portfolio management by Janus Capital, as compared to the Lehman Government/Corporate Index. For example, for the period ending March 31, 1997, AIMI's fixed income assets under management achieved 8.00% average annual total return1 over the past five years; the Bond Portfolio's average annual total return has been 6.90% for the same period; and the Lehman Government/Corporate Index has experienced 7.32% average total return for the same period. (In considering information relating to this performance comparison, the Board took into account differing fee and expense levels of the Bond Portfolio and AIMI's fixed income assets under management, as well as other factors relevant to the comparability of performance information.)

         (3) The nature and quality of the services that AIMI can provide to the Portfolio. For example, AIMI's fixed income assets under management totaled $25 billion at March 31, 1997; Janus Capital's fixed income assets under management totaled $ 1.2 billion at June 1, 1997. AIMI and its predecessors have been managing fixed income assets since 1959; Janus Capital has been managing fixed income assets since 1986. The Board determined that the Bond Portfolio should be managed by an entity more experienced in the management of fixed income assets, such as AIMI, than is the current Sub-Adviser. (AIMI's fixed income assets under management include the Short-to-Intermediate Government Portfolio of the Fund, as set forth on Schedule A.)

         (4) The depth and experience of the Securities Investment Team employed by AIMI and their organizational resources, including nonproprietary national, international and economic forecasts; in-house credit and sector analyses; and technical resources. Fixed income investment personnel of AIMI, who have combined experience in fixed income portfolio management of 150 years, as compared to 11 years for Janus Capital fixed income investment personnel, utilize all of these resources in developing AIMI's Core Fixed Income Strategy. The Board also considered that AIMI is, for the most part, dedicated solely to fixed income asset management; this specialization was viewed by the Board as signaling a greater potential commitment of resources on the part of AIMI to fixed income investing in the future than would necessarily be the case with Janus Capital.

   THE BOARD OF  DIRECTORS  RECOMMENDS  YOU VOTE "FOR" THE PROPOSED SUB-ADVISORY
                  AGREEMENT WITH RESPECT TO THE BOND PORTFOLIO


SHAREHOLDER PROPOSALS


         As a general matter, the Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund, 201 Highland Avenue, Largo, Florida 33770.


ANNUAL REPORT


         A copy of the Fund's Annual Report and most recent Semi-Annual Report may be obtained without charge upon request by writing to the Fund at the address above first written, or by calling 1-800-851-9777.

--------
1 These are gross of management fee results for AIMI's fixed income assets under management. They are presented before investment advisory fees, but net of transaction charges. If the AIMI fixed income assets had been subject to a 0.45% advisory fee, this five year average annual total return would have been 7.51%.

OTHER BUSINESS


         Management knows of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.


                                      By Order of the Board of Directors


                                      Thomas E. Pierpan, ASSISTANT SECRETARY
Largo, Florida
November 3, 1997

Schedule A -       Information regarding certain funds managed by AIMI
Exhibit 1 -       Current Advisory Agreement
Exhibit 2 -       Current Sub-Advisory Agreement - Bond Portfolio
Exhibit 3 -       Form of Proposed Sub-Advisory Agreement - Bond  Portfolio

                                   SCHEDULE A



         The following table indicates the size of each investment company having an investment objective similar to that of the Bond Portfolio that is advised or sub-advised by AIMI and the applicable advisory fee rate.

                                                                                               Annual
                                                                                            Management
                                                    Net Assets as                             Fee as
                                                 of August 31, 1997                         Percent of
              FUND NAME                             (IN MILLIONS)                       AVERAGE NET ASSETS


WRL Series Fund
Short-to-Intermediate Government
Portfolio                                               $25.7                                  0.30%


                                    EXHIBIT 1
                              WRL SERIES FUND, INC.

                          INVESTMENT ADVISORY AGREEMENT


         This Agreement, entered into between WRL Series Fund, Inc., a Maryland corporation (referred to herein as the "Fund"), and WRL Investment Management, Inc., a Florida corporation (referred to herein as "WRL Management"), to provide certain investment advisory services with respect to the series of shares of common stock of the Fund.

         The Fund is registered as an open-end investment company under the Investment Company Act of 1940, as amended, (the "1940 Act") and consists of more than one series of shares (the "Portfolios"). In managing its Portfolios, the Fund wishes to have the benefit of the investment advisory services of WRL Management and its assistance in performing certain management functions. WRL Management desires to furnish such services to the Fund and to perform the functions assigned to it under this Agreement for the considerations provided. Schedule A lists the effective date and termination date of this Agreement for each Portfolio of the Fund. Accordingly, the parties have agreed as follows:

           1. INVESTMENT ADVISORY SERVICES. In its capacity as investment adviser to the Fund, WRL Management shall have the following responsibilities:

         (a) to furnish continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolios may own or contemplate acquiring from time to time;

         (b) to cause its officers to attend meetings and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Board of Directors and appropriate officers of the Fund fully informed as to the conditions of each investment portfolio of the Portfolios, the investment recommendations of WRL Management, and the investment considerations which have given rise to those recommendations;

         (c) to supervise the purchase and sale of securities of the Portfolios as directed by the appropriate officers of the Fund; and

         (d) to maintain all books and records required to be maintained by the Investment Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, WRL Management hereby agrees: (i) that all records that it maintains for the Fund are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act and (iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, WRL Management may retain copies of such records.

         WRL Management shall pay all expenses incurred in connection with the performance of its responsibilities under this Agreement. It is understood and agreed that WRL Management may, and intends to, enter into Sub-Advisory Agreements with duly registered investment advisers (the "Sub-Advisers") for each Portfolio, under which each Sub-Adviser will, under the supervision of WRL Management, furnish investment information and advice with respect to one or more Portfolios to assist WRL Management in carrying out its responsibilities under this Section 1. The compensation to be paid to each Sub-Adviser for such services and the other terms and conditions under which the services shall be rendered by the Sub-Adviser shall be set forth in the Sub-Advisory Agreement between WRL

Management and each Sub-Adviser; provided, however, that such Agreement shall be approved by the Board of Directors and by the holders of the outstanding voting securities of each Portfolio in accordance with the requirements of Section 15 of the 1940 Act, and shall otherwise be subject to, and contain such provisions as shall be required by the 1940 Act.

           2. OBLIGATIONS OF THE FUND. The Fund shall have the following obligations under this Agreement:

         (a) to keep WRL Management continuously and fully informed as to the composition of each Portfolio's investment securities and the nature of all of its assets and liabilities from time to time;

         (b) to furnish WRL Management with a certified copy of any financial statement or report prepared for each Portfolio by certified or independent public accountants, and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

         (c) to furnish WRL Management with any further materials or information which WRL Management may reasonably request to enable it to perform its functions under this Agreement; and

         (d) to compensate WRL Management for its services in accordance with the provisions of Section 3 hereof.

           3. COMPENSATION. For its services under this Agreement, WRL Management is entitled to receive from each Portfolio a monthly fee, payable on the last day of each month during which or part of which this Agreement is in effect, as set forth on Schedule A attached to this Agreement, as it may be amended from time to time in accordance with Section 11 below. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate pro-ration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

           4. EXPENSES PAID BY EACH PORTFOLIO. Nothing in this Agreement shall be construed to impose upon WRL Management the obligation to incur, pay, or reimburse a Portfolio for any expenses. A Portfolio shall pay all of its expenses including, but not limited to:

         (a) all costs and expenses, including legal and accounting fees, incurred in connection with the formation and organization of a Portfolio, including the preparation (and filing, when necessary) of the Portfolio's contracts, plans and documents; conducting meetings of organizers, directors and shareholders, and all other matters relating to the formation and organization of a Portfolio and the preparation for offering its shares. The organization of a Portfolio for all of the foregoing purposes will be considered completed upon effectiveness of the post-effective amendment to the Fund's registration statement to register the Portfolio under the Securities Act of 1933.

         (b) all costs and expenses, including legal and accounting fees, filing fees and printing costs, in connection with the preparation and filing of the post-effective amendment to the Fund's registration statement to register the Portfolio under the Securities Act of 1933 and the 1940 Act (including all amendments thereto prior to the effectiveness of the registration statement under the Securities Act of 1933);

         (c)  investment advisory fees;

         (d) any compensation, fees, or reimbursements which the Fund pays to its Directors who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Fund or WRL Management;

         (e) compensation of the Fund's custodian, administrator, registar and dividend disbursing agent;

         (f)  legal, accounting and printing expenses;

         (g) other administrative, clerical, recordkeeping and bookkeeping expenses;

         (h) pricing costs, including the daily  calculation of net asset value;

         (I)  auditing;

         (j) insurance premiums, including Fidelity Bond Coverage, Error & Omissions Coverage and Directors and Officers Coverage, in accordance with the provisions of the 1940 Act and the rules thereunder;

         (k) services for shareholders, including allocable telephone and personnel expenses;

         (l) brokerage commissions and all other expenses in connection with execution of portfolio transactions, including interest;

         (m) all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith;

         (n)  costs  of  certificates   and  the  expenses  of  delivering  such
         certificates to the purchasers of shares relating thereto;

         (o)  expenses of local representation in Maryland;

         (p) fees and/or expenses payable pursuant to any plan of distribution adopted with respect to the Fund in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder;

         (q) expenses of shareholders' meetings and of preparing, printing and distributing notices, proxy statements and reports to shareholders;

         (r) expenses of preparing and filing reports with federal and state regulatory authorities;

         (s) all costs and expenses, including fees and disbursements, of counsel and auditors, filing and renewal fees and printing costs in connection with the filing of any required amendments, supplements or renewals of registration statement, qualifications or prospectuses under the Securities Act of 1933 and the securities laws of any states or territories subsequent to the effectiveness of the initial registration statement under the Securities Act of 1933;

         (t) all costs involved in preparing and printing prospectuses of the Fund;

         (u)  extraordinary expenses; and

         (v) all other expenses properly payable by the Fund or the Portfolios.

           5. TREATMENT OF INVESTMENT ADVICE. With respect to the Portfolios, the Fund shall treat the investment advice and recommendations of WRL Management as being advisory only, and shall retain full control over its own investment policies. However, the Directors of the Fund may delegate to the appropriate officers of the Fund, or to a committee of Directors, the power to authorize purchases, sales or other actions affecting the Portfolios in the interim between meetings of the Directors, provided such action is consistent with the established investment policy of the Directors and is reported to the Directors at their next meeting.

           6. BROKERAGE COMMISSIONS. For purposes of this Agreement, brokerage commissions paid by each Portfolio upon the purchase or sale of its portfolio securities shall be considered a cost of securities of the Portfolio and shall be paid by the Portfolio. WRL Management is authorized and directed to place each Portfolio's securities transactions, or to delegate to the Sub-Adviser of that Portfolio the authority and direction to place the Portfolio's securities transactions, only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable price and at reasonable commission rates (best price and execution); provided, however, that WRL Management or the Sub-Adviser, may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if WRL Management or the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of WRL Management or the Sub-Adviser. WRL Management and the Sub-Adviser are also authorized to consider sales of individual and group life insurance policies and/or variable annuity contract issued by Western Reserve Life Assurance Co. of Ohio by a broker-dealer as a factor in selecting broker-dealers to execute the Portfolio's securities transactions, provided that in placing portfolio business with such broker-dealers, WRL Management and the Sub-Adviser shall seek the best execution of each transaction and all such brokerage placement shall be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. Notwithstanding the foregoing, the Fund shall retain the right to direct the placement of all securities transactions of the Portfolios, and the Directors may establish policies or guidelines to be followed by WRL Management and the Sub-Advisers in placing securities transactions for each Portfolio pursuant to the foregoing provisions. WRL Management shall report on the placement of portfolio transactions each quarter to the Directors of the Fund.

           7. LIMITATION ON EXPENSES OF THE PORTFOLIOS. If the insurance or securities laws, regulations or policies of any state in which shares of the Portfolios are qualified for sale limit the operation and management expenses (collectively referred to as "Normal Operating Expenses" and as described below), WRL Management will pay on behalf of the Portfolios the amount by which such expenses exceed the lowest of such state limitations (the "Expense Limitation"). Normal Operating Expenses include, but are not limited to, the fees of the Portfolios' investment adviser, the compensation of its custodian, registrar, auditors and legal counsel, printing expenses, expenses incurred in complying with all laws applicable to the sale of shares of the Portfolios and any compensation, fees, or reimbursement which the Portfolios pay to Directors of the Fund who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of WRL Management, but excluding all interest and all federal, state and local taxes (such as stamp, excise, income, franchise and similar taxes). If Normal Operating Expenses exceed in any year the Expense Limitation of the Fund, WRL Management shall pay for those excess expenses on behalf of the Portfolios in the year in which they are incurred. Expenses of the Portfolios shall be calculated and accrued monthly. If at the end of any month the accrued expenses of the Portfolios exceed a pro rata portion of the above-described Expense Limitation, based upon the average daily net asset value of the Portfolios from the beginning of the fiscal year through the end of the month for which calculation is made, the amount of such excess shall be paid by WRL Management on behalf of the Portfolios and such excess amounts shall continue to be paid until the end of a month when such accrued expenses are less than the pro rata portion of such Expense Limitation. Any necessary final adjusting payments, whether from WRL Management to the Portfolios or from the Portfolios to WRL Management, shall be made as soon as reasonably practicable after the end of the fiscal year.

           8. TERMINATION. This Agreement may be terminated at any time, without penalty, by the Directors of the Fund or by the shareholders of each Portfolio acting by vote of at least a majority of its outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) provided in either case that 60 days' written notice of termination be given to WRL Management at its principal place of business. This Agreement may be terminated by WRL Management at any time by giving 60 days' written notice of termination to the Fund, addressed to its principal place of business.

           9. ASSIGNMENT. This Agreement shall terminate automatically in the event of any assignment (as the term is defined in Section 2(a)(4) of the 1940
Act) of this Agreement.

         10. TERM. This Agreement shall continue in effect, unless sooner terminated in accordance with its terms, as provided for each Portfolio on Schedule A, and shall continue in effect from year to year thereafter provided such continuance is specifically approved at least annually by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Directors of the Fund or the affirmative vote of a majority of the outstanding voting securities of each Portfolio (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

         11. AMENDMENTS. This Agreement may be amended only with the approval of the affirmative vote of a majority of the outstanding voting securities of each Portfolio (as that phrase is defined in Section 2(a)(42) of the 1940 Act) and the approval by the vote of a majority of Directors of the Fund who are not parties hereto or interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on the approval of such amendment, unless otherwise permitted in accordance with the 1940 Act.

         12. PRIOR AGREEMENTS. This Agreement constitutes the entire agreement between the parties hereto and supersedes in its entirety any and all previous agreements between the parties relative to the subject matter hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


ATTEST:                                     WRL SERIES FUND, INC.



/S/ PRISCILLA I. HECHLER                    By:/S/ JOHN R. KENNEY
Assistant Vice President                    Chairman of the Board and President
and Assistant Secretary


ATTEST:                                     WRL INVESTMENT MANAGEMENT, INC.



/S/ PRISCILLA I. HECHLER                    By:/S/ KENNETH P. BEIL
Assistant Vice President                       President
and Assistant Secretary



697advis.doc



                                                     Schedule A

SCHEDULE EFFECTIVE JUNE 16, 1997

                                         PERCENTAGE OF MONTHLY AVERAGE DAILY      EFFECTIVE DATE/TERMINATION DATE
              PORTFOLIO                              NET ASSETS
                                                                                         January 1, 1997/
Growth                                                  0.80%                             January 1, 1999

                                                                                         January 1, 1997/
Bond                                                    0.50%                             January 1, 1999

                                                                                         January 1, 1997/
Global                                                  0.80%                             January 1, 1999

                                                                                         January 1, 1997/
Money Market                                            0.40%                             January 1, 1999


Short-to-Intermediate Government                        0.60%                            January 1, 1997/
                                                                                          January 1, 1999

                                                                                         January 1, 1997/
Emerging Growth                                         0.80%                             January 1, 1999

                                                                                         January 1, 1997/
Strategic Total Return                                  0.80%                             January 1, 1999

                                                                                         January 1, 1997/
Balanced                                                0.80%                             January 1, 1999

                                                                                         January 1, 1997/
Aggressive Growth                                       0.80%                             January 1, 1999

                                                                                         January 1, 1997/
Growth & Income                                         0.75%                             January 1, 1999

                                                                                         January 1, 1997/
Tactical Asset Allocation                               0.80%                             January 1, 1999

                                                                                         January 1, 1997/
Value Equity                                            0.80%                             January 1, 1999

                                                                                         January 1, 1997/
C.A.S.E. Growth                                         0.80%                             January 1, 1999

                                                                                         January 1, 1997/
C.A.S.E. Quality Growth                                 0.80%                             January 1, 1999

                                                                                         January 1, 1997/
C.A.S.E. Growth & Income                                0.80%                             January 1, 1999

                                                         1

                                         PERCENTAGE OF MONTHLY AVERAGE DAILY      EFFECTIVE DATE/TERMINATION DATE
              PORTFOLIO                              NET ASSETS
                                                                                          June 16, 1997/
Global Sector                                           0.80%                             January 1, 1999

                                                                                          June 16, 1997/
Foreign Sector                                          0.80%                             January 1, 1999

                                                                                          June 16, 1997/
US Sector                                               0.80%                             January 1, 1999

                                                                                         January 1, 1997/
International Equity                                    1.00%                             January 1, 1999

                                                                                         January 1, 1997/
U.S. Equity                                             0.80%                             January 1, 1999



                                    EXHIBIT 2
                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                         WRL INVESTMENT MANAGEMENT, INC.
                                       AND
                            JANUS CAPITAL CORPORATION



         SUB-ADVISORY AGREEMENT, made as of the 1st day of January, 1997, between WRL Investment Management, Inc. ("Investment Adviser"), a corporation organized and existing under the laws of Florida and Janus Capital Corporation ("Sub-Adviser"), a corporation organized and existing under the laws of the State of Colorado.

         WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of the 1st day of January, 1997 ("Advisory Agreement") with the WRL Series Fund, Inc. ("Fund"), a Maryland corporation which is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, the Fund is authorized to issue shares of the Growth, Bond, Global and Janus Balanced Portfolios ("Portfolios"), each a separate series of the Fund;

         WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

         WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to the Portfolios and the Sub-Adviser is willing to furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

         1.   APPOINTMENT.

         Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Portfolios for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2.   DUTIES OF THE SUB-ADVISER.

              A. INVESTMENT SUB-ADVISORY SERVICES. Subject to the supervision of the Fund's Board of Directors ("Board") and the Investment Adviser, the
Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the investments of the Portfolios in accordance with each Portfolio's investment objective, policies, and restrictions as provided in the Fund's
Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or the Fund by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolios in a manner consistent with each Portfolio's investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of the Portfolios, is authorized, in its discretion and without prior consultation with the Board or the Investment Adviser, to:

              (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

              (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

         B. ADDITIONAL DUTIES OF SUB-ADVISER. In addition to the above, Sub-Adviser shall:

              (1) furnish continuous investment information, advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolios may own or contemplate acquiring from time to time;

              (2) cause its officers to attend meetings of the Fund and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund's officers, Board and shareholders fully informed as to the condition of the investment securities of the Portfolios, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

              (3) furnish such statistical and analytical information and reports as may reasonably be required by the Fund, its officers and the Board from time to time, other than proprietary information and provided Sub-Adviser shall not be responsible for Portfolio accounting.

              (4) Sub-Adviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Portfolios. Sub-Adviser shall not be responsible for the preparation or filing of any reports required of the Portfolios by any governmental or regulatory agency, except as expressly agreed to in writing. Sub-Adviser shall vote proxies received in connection with securities held by the Portfolios.

              (5) Sub-Adviser shall have no responsibility to monitor certain limitations or restrictions, including without limitation, the 1/2 of 1% limitation on personal trading (except for employees of Sub-Adviser), the "short-short" test, and the 90%-source test for which the Sub-Adviser determines it has not been provided sufficient information in accordance with Section 4 of this Agreement or otherwise. All such monitoring shall be the responsibility of Investment Adviser.

         C. FURTHER DUTIES OF SUB-ADVISER. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the Fund's Articles of Incorporation and By-Laws, as each may be amended or supplemented, and the Fund's currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by any Portfolio or that any Portfolio will perform comparably with any standard or index, including other clients of Sub-Adviser, whether public or private.

         3.   COMPENSATION.

         For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive a monthly investment management fee equal to 50% of the fees received by the Investment Adviser for services rendered under the Advisory Agreement by the Investment Adviser to the Portfolios. The management fee shall be payable by the Investment Adviser monthly to the Sub-Adviser upon receipt by the Investment Adviser from the Portfolios of advisory fees payable to the Investment Adviser. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

         4.   DUTIES OF THE INVESTMENT ADVISER.

              A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Portfolios pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

              B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available and, when possible, before such amendments or supplements become effective:

              (1) The Articles of Incorporation of the Fund, as filed with the State of Maryland, as in effect on the date hereof and as amended from time to time ("Articles"):

              (2) The By-Laws of the Fund as in effect on the date hereof and as amended from time to time ("By-Laws");

              (3) Certified resolutions of the Board of the Fund authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving the form of the Advisory Agreement and this Agreement and any other resolutions of the Board applicable to the Sub-Adviser's duties under this Agreement;

              (4) The Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Portfolios and its shares and all amendments thereto ("Registration Statement");

              (5) The Notification of Registration of the Fund under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto:

              (6) The Fund's Prospectus (as defined above) and Statement of Additional Information; and

              (7) A certified copy of any publicly available financial statement or report prepared for the Fund by certified or independent public accountants, and copies of any financial statements or reports made by the Portfolios to its shareholders or to any governmental body or securities exchange.

         The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

              C. Under the direction of Sub-Adviser, Investment Adviser shall be responsible for setting up and maintaining brokerage accounts and other accounts Sub-Adviser deems advisable to allow for the purchase or sale of various forms of securities pursuant to this Agreement, or shall take such actions as Sub-Adviser deems necessary or advisable to enable Sub-Adviser to establish such accounts on behalf of the Fund.

              D. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared by the Investment Adviser, or on its behalf, for distribution to shareholders of the Portfolios or the public, which refer to the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing fifteen business days (or such other time as may be mutually agreed) after receipt thereof.

         5.   BROKERAGE.

              A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

              B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

              C. In addition to the foregoing, the Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Portfolios shall be placed in accordance with the standards set forth in the Advisory Agreement.

         6.   OWNERSHIP OF RECORDS.

         The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees: (i) that all records that it maintains for the Fund are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act and (iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, the Sub-Adviser may retain copies of such records.

         7.   REPORTS.

         The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

         8.   SERVICES TO OTHERS CLIENTS.

         Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         9.   REPRESENTATIONS OF SUB-ADVISER.

         The Sub-Adviser represents, warrants, and agrees as follows:

              A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

              B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and the Fund with a copy of such code of ethics, together with evidence of its adoption.

              C. The Sub-Adviser has provided the Investment Adviser and the Fund with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

         10.  CONFIDENTIALITY AND PROPRIETARY RIGHTS.

         Sub-Adviser will not, directly or indirectly, and will not permit its affiliates employees, officers, directors, agents, contractors, or the Portfolios to use, disclose, or furnish to any person or entity, records or information concerning the business of Sub-Adviser, except as necessary for the performance of its duties under this Agreement or the Advisory Agreement, or as required by law upon prior written notice to Sub-Adviser. Sub-Adviser is the sole owner of the name and mark "Janus." Sub-Adviser shall not, and shall not permit the Portfolios to, without prior written consent of Sub-Adviser, use the name or mark "Janus" or make representations regarding Sub-Adviser or its affiliates. Upon termination of this Agreement for any reason, Investment Adviser shall immediately cease, and shall cause the Portfolios to immediately cease, all use of the Janus name or any Janus mark.

         11.  LIABILITY.

         Except as may otherwise be provided by the 1940 Act, or other federal securities laws, neither Sub-Adviser nor any of its affiliates, officers, directors, shareholders, employees, or agents shall be liable for any loss, liability, cost, damage, or expense (including reasonable attorneys' fees and costs) (collectively, referred to in this Agreement as "Losses"), except for
Losses resulting from Sub-Adviser's gross negligence, bad faith, or willful misconduct or reckless disregard of its obligations and duties under this Agreement. Investment Adviser shall hold harmless and indemnify Sub-Adviser, its affiliates, directors, officers, shareholders, employees or agents for any Loss not resulting from Sub-Adviser's gross negligence, bad faith, or willful misconduct or reckless disregard of its obligations and duties under this Agreement. The obligations contained in this Section 11 shall survive termination of this Agreement.

         12.  TERM OF AGREEMENT.

         This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of each Portfolio's outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect from year to year, with respect to each Portfolio, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of each Portfolio; or (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of any such party. The
Sub-Adviser  shall  furnish  to  the  Fund,   promptly  upon  its  request  such
information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

         13.  TERMINATION OF AGREEMENT.

         Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolios on at least 60 days' prior written notice to the Sub-Adviser. This Agreement may also be terminated by the Investment Adviser: (i) on at least 60 days' prior written notice to the Sub-Adviser, without the payment of any penalty; or (ii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement. The Sub-Adviser may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days' prior notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

         14.  AMENDMENT OF AGREEMENT.

         No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Portfolio's outstanding voting securities, unless otherwise permitted in accordance with the 1940 Act.

         15.  MISCELLANEOUS.

              A. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

              B. CAPTIONS. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

              C. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

              D. INTERPRETATION. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

              E. DEFINITIONS. Any question of interpretation of any term of provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC  validly  issued  pursuant  to the 1940  Act.  As used in this
Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.


Attest:                          WRL INVESTMENT MANAGEMENT, INC.



/S/ PRISCILLA I. HECHLER         By:  /S/ KENNETH P. BEIL
Assistant Secretary              Name: Kenneth P. Beil
                                 Title:    President and Treasurer


Attest:                          JANUS CAPITAL CORPORATION



/S/ VERNA MORRIS                 By:  /S/ STEPHEN L. STIENEKER
                                 Name: Stephen L. Stieneker
                                 Title:    Vice President of Compliance









Janus.doc

                                    EXHIBIT 3
                         PROPOSED SUB-ADVISORY AGREEMENT
                                     BETWEEN
                         WRL INVESTMENT MANAGEMENT, INC.
                                       AND
                      AEGON USA INVESTMENT MANAGEMENT, INC.




         SUB-ADVISORY AGREEMENT, made as of the 1st day of January, 1998, between WRL Investment Management, Inc. ("Investment Adviser"), a corporation organized and existing under the laws of the State of Florida and AEGON USA Investment Management, Inc. ("Sub-Adviser"), a corporation organized and existing under the laws of the State of Iowa.


         WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of the 1st day of January, 1997 ("Advisory Agreement") with the WRL Series Fund, Inc. ("Fund"), a Maryland corporation which is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and


         WHEREAS, the Fund is authorized to issue shares of the Bond Portfolio ("Portfolio"), a separate series of the Fund;


         WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

         WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to the Portfolio and the Sub-Adviser is willing to furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

         1.   APPOINTMENT.

         Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2.   DUTIES OF THE SUB-ADVISER.

              A. INVESTMENT SUB-ADVISORY SERVICES. Subject to the supervision of the Fund's Board of Directors ("Board") and the Investment Adviser, the
Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the investments of the Portfolio in accordance with the Portfolio's investment objective, policies, and restrictions as provided in the Fund's
Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or the Fund by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolio in a manner consistent with the Portfolio's investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of the Portfolio, is authorized, in its discretion and without prior consultation with the Portfolio or the Investment Adviser, to:

              (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

              (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

              B. ADDITIONAL DUTIES OF SUB-ADVISER. In addition to the above, Sub-Adviser shall:

              (1) furnish continuous investment information, advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time;

              (2) cause its officers to attend meetings of the Fund and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund and its officers and Board fully informed as to the condition of the investment securities of the Portfolio, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

              (3) furnish such statistical and analytical information and reports as may reasonably be required by the Fund from time to time.

              C. FURTHER DUTIES OF SUB-ADVISER. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the Fund's Articles of Incorporation and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by any Portfolio, or that any Portfolio will perform comparably with any standard or index, including other clients of Sub-Adviser, whether public or private.

         3.   COMPENSATION.

         For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive a monthly investment management fee equal to (i) 0.20% of monthly average daily net assets of the Portfolio, less (ii) 50% of the amount paid by the Investment Adviser on behalf of the Portfolio pursuant to any expense limitation or the amount of any other reimbursement made by the Investment Adviser to the Portfolio. The management fee shall be payable by the Investment Adviser monthly to the Sub-Adviser upon receipt by the Investment Adviser from the Portfolio of advisory fees payable to the Investment Adviser. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

         4.   DUTIES OF THE INVESTMENT ADVISER.

              A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

              B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available and, when possible, before such amendments or supplements become effective:

              (1) The Articles of Incorporation of the Fund, as filed with the State of Maryland, as in effect on the date hereof and as amended from time to time ("Articles"):

              (2) The By-Laws of the Fund as in effect on the date hereof and as amended from time to time ("By-Laws");

              (3) Certified resolutions of the Board of the Fund authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving the form of the Advisory Agreement and this Agreement and any other resolutions of the Board applicable to the Sub-Adviser's duties under this Agreement;

              (4) The Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Portfolio and its shares and all amendments thereto ("Registration Statement");

              (5) The Notification of Registration of the Fund under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto:

              (6) The Fund's Prospectus (as defined above); and

              (7) A certified copy of any publicly available financial statement or report prepared for the Fund by certified or independent public accountants, and copies of any financial statements or reports made by the Portfolio to its shareholders or to any governmental body or securities exchange.

         The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

              C. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Portfolio or the public, which refer to the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing fifteen business days (or such other time as may be mutually agreed) after receipt thereof.

         5.   BROKERAGE.

              A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

              B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

              C. In addition to the foregoing, the Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Portfolio shall be placed in accordance with the standards set forth in the Advisory Agreement.

         6.   OWNERSHIP OF RECORDS.

         The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees: (i) that all records that it maintains for the Fund are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act and (iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, the Sub-Adviser may retain copies of such records.

         7.   REPORTS.

         The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

         8.   SERVICES TO OTHERS CLIENTS.

         Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         9.   REPRESENTATIONS OF SUB-ADVISER.

         The Sub-Adviser represents, warrants, and agrees as follows:

              A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

              B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and the Fund with a copy of such code of ethics, together with evidence of its adoption.

              C. The Sub-Adviser has provided the Investment Adviser and the Fund with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

         10.  CONFIDENTIALITY AND PROPRIETARY RIGHTS.

         Sub-Adviser will not, directly or indirectly, and will not permit its affiliates employees, officers, directors, agents, contractors, or the Portfolio to use, disclose or furnish to any person or entity, records or information concerning the business of Sub-Adviser, except as necessary for the performance of its duties under this Agreement or the Advisory Agreement, or as required by law upon prior written notice to Sub-Adviser. Sub-Adviser is the sole owner of the name and mark "AEGON USA Investment Management, Inc." Sub-Adviser shall not, and shall not permit the Portfolio to, without prior written consent of Sub-Adviser, use the name or mark "AEGON USA Investment Management, Inc." or make representations regarding Sub-Adviser or its affiliates. Upon termination of this Agreement for any reason, Investment Adviser shall immediately cease, and shall cause the Portfolio to immediately cease, all use of the AEGON USA Investment Management, Inc. name or any AEGON USA Investment Management, Inc. mark.

         11.  LIABILITY.

         Except as may otherwise be provided by the 1940 Act, or other federal securities laws, neither Sub-Adviser nor any of its affiliates, officers, directors, shareholders, employees, or agents shall be liable for any loss, liability, cost, damage, or expense (including reasonable attorneys' fees and costs) (collectively, referred to in this Agreement as "Losses"), except for
Losses resulting from Sub-Adviser's gross negligence, bad faith, or willful misconduct or reckless disregard of its obligations and duties under this Agreement. Investment Adviser shall hold harmless and indemnify Sub-Adviser, its affiliates, directors, officers, shareholders, employees or agents for any Loss not resulting from Sub-Adviser's gross negligence, bad faith, or willful misconduct or reckless disregard of its obligations and duties under this Agreement. The obligations contained in this Section 11 shall survive termination of this Agreement.

         12.  TERM OF AGREEMENT.


         This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolio's outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Portfolio, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Portfolio; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of any such party. The Sub-Adviser shall furnish to the Fund, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.


         13.  TERMINATION OF AGREEMENT.

         Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on at least 60 days' prior written notice to the Sub-Adviser. This Agreement may also be terminated by the Investment Adviser: (i) on at least 60 days' prior written notice to the Sub-Adviser, without the payment of any penalty; or (ii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement. The Sub-Adviser may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days' prior notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

         14.  AMENDMENT OF AGREEMENT.

         No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Portfolio's outstanding voting securities, unless otherwise permitted in accordance with the 1940 Act.

         15.  MISCELLANEOUS.

              A. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

              B. CAPTIONS. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

              C. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

              D. INTERPRETATION. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

              E. DEFINITIONS. Any question of interpretation of any term of provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.



Attest:                             WRL INVESTMENT MANAGEMENT, INC.


                                    By:
Assistant Secretary                 Name:    Kenneth P. Beil
                                    Title:   President and Treasurer


Attest:                             AEGON USA INVESTMENT MANAGEMENT, INC.


                                    By:
                                    Name:
                                    Title:









bond.doc

                             VOTING INSTRUCTION FORM

                              WRL SERIES FUND, INC.
                            GROWTH & INCOME PORTFOLIO


             VOTING  INSTRUCTIONS  SOLICITED  ON BEHALF OF THE BOARD OF
                DIRECTORS FOR A SPECIAL  MEETING OF  SHAREHOLDERS  OF
                           THE WRL SERIES FUND, INC.
                               DECEMBER 15, 1997


Account Name
AND NUMBER             CASH VALUE                 PROXY VOTES







         I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the Growth & Income Portfolio of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at 10:00 a.m. on December 15, 1997, Eastern Time and any adjournments thereof at 201 Highland Avenue, Largo, Florida 33770 as follows:

         (1) To approve a change to a policy of non-industry concentration with respect to the Growth & Income Portfolio

                         ___ For ___ Against ___ Abstain

         (2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE FOR ALL PROPOSALS

              PLEASE SIGN AND DATE THIS FORM AND RETURN PROMPTLY IN
                            THE POSTAGE PAID ENVELOPE


         I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated November 3, 1997. THIS INSTRUCTION WILL BE VOTED AS SPECIFIED.
IF NO SPECIFICATION IS MADE, THIS INSTRUCTION WILL BE VOTED "FOR" EACH PROPOSAL.

         This instruction may be revoked at any time prior to the Meeting by executing a subsequent voting instruction form, by notifying the Secretary of the Fund in writing or by voting in person at the Meeting.


                 -----------------------------------         -------------------
                 Policyowner or Contract Holder Signature             Date

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting Instruction Form. If the individual signing the form is a fiduciary (E.G., attorney, executor, trustee, guardian, etc.) the individual's signature must be followed by his full title.

                             VOTING INSTRUCTION FORM

                              WRL SERIES FUND, INC.
                                 BOND PORTFOLIO


            VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF
               DIRECTORS FOR A SPECIAL MEETING OF SHAREHOLDERS OF
                            THE WRL SERIES FUND, INC.
                                DECEMBER 15, 1997


Account Name
AND NUMBER                         CASH VALUE                  PROXY VOTES







         I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the Bond Portfolio of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at 10:00 a.m. on December 15, 1997, Eastern Time and any adjournments thereof at 201 Highland Avenue, Largo, Florida 33770 as follows:

         (1) To approve a Proposed Sub-Advisory Agreement between AEGON USA Investment Management, Inc.and WRL Investment Management, Inc.

                   ___ For           ___ Against               ___ Abstain

         (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE FOR ALL PROPOSALS

            PLEASE SIGN AND DATE THIS FORM AND RETURN PROMPTLY IN THE
                              POSTAGE PAID ENVELOPE


         I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated November 3, 1997. THIS INSTRUCTION WILL BE VOTED AS SPECIFIED.
IF NO SPECIFICATION IS MADE, THIS INSTRUCTION WILL BE VOTED "FOR" EACH PROPOSAL.

         This instruction may be revoked at any time prior to the Meeting by executing a subsequent voting instruction form, by notifying the Secretary of the Fund in writing or by voting in person at the Meeting.


                   -----------------------------------       -------------------
                   Policyowner or Contract Holder Signature         Date

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting Instruction Form. If the individual signing the form is a fiduciary (E.G., attorney, executor, trustee, guardian, etc.) the individual's signature must be followed by his full title.

                             VOTING INSTRUCTION FORM

                              WRL SERIES FUND, INC.
                                 BOND PORTFOLIO


             VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF
             DIRECTORS FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE
                              WRL SERIES FUND, INC.
                                DECEMBER 15, 1997

ACCOUNT NO.: POOLED ACCOUNT NO. 27     CASH VALUE        PROXY VOTES
----------------------------------     ----------        -----------



         I hereby instruct AUSA Life Insurance Company, Inc. ("AUSA Life") to vote the shares of the Portfolio of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give instructions, as shown above, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held at 10:00 a.m. on December 15, 1997, Eastern Time and any adjournments thereof at 201 Highland Avenue, Largo, Florida 33770 as follows:

         (1) To approve a Proposed Sub-Advisory Agreement between AEGON USA Investment Management, Inc.and WRL Investment Management,Inc.;

                         ___ For __ Against ___ Abstain

         (2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE FOR ALL PROPOSALS PLEASE SIGN AND DATE THIS FORM AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE


         I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated November 3, 1997. THIS INSTRUCTION WILL BE VOTED AS SPECIFIED. This instruction may be revoked at any time prior to the Meeting by executing a subsequent voting instruction form, by notifying the Secretary of the Fund in writing or by voting in person at the Meeting.


                  --------------------------------         ---------------
                  Policyowner or Contract Holder Signature     Date

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting Instruction Form. If the individual signing the form is a fiduciary (E.G., attorney, executor, trustee, guardian, etc.) the individual's signature must be followed by his full title.

                             VOTING INSTRUCTION FORM

                              WRL SERIES FUND, INC.
                            GROWTH & INCOME PORTFOLIO


             VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF
             DIRECTORS FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE
                              WRL SERIES FUND, INC.
                                DECEMBER 15, 1997

ACCOUNT NO.: POOLED ACCOUNT NO. 27         CASH VALUE        PROXY VOTES
----------------------------------         ----------        -----------



         I hereby instruct AUSA Life Insurance Company, Inc. ("AUSA Life") to vote the shares of the Portfolio of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give instructions, as shown above, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held at 10:00 a.m. on December 15, 1997, Eastern Time and any adjournments thereof at 201 Highland Avenue, Largo, Florida 33770 as follows:

         (1) To approve a change to a policy of non-industry concentration with respect to the Growth & Income Portfolio

                    ___ For __ Against ___ Abstain


         (2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE FOR ALL PROPOSALS PLEASE SIGN AND DATE THIS FORM AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

         I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated November 3, 1997. THIS INSTRUCTION WILL BE VOTED AS SPECIFIED. This instruction may be revoked at any time prior to the Meeting by executing a subsequent voting instruction form, by notifying the Secretary of the Fund in writing or by voting in person at the Meeting.


                  ---------------------------------         --------------
                  Policyowner or Contract Holder Signature       Date

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting Instruction Form. If the individual signing the form is a fiduciary (E.G., attorney, executor, trustee, guardian, etc.) the individual's signature must be followed by his full title.

                                                                       Apppendix
November 3, 1997



Dear Policy or Contract Owner:



As an Owner of a variable life insurance policy or variable annuity contract (either of which is referred to as a "Policy"), you have the right to vote certain shares of the Growth & Income and/or Bond Portfolio (the "Portfolios") of the WRL Series Fund, Inc. (the "Fund") attributable to your Policy at the December 15, 1997 special meeting of shareholders of the Fund (the "Meeting"). To assist you in giving those instructions, we have enclosed the following:

         (1) A Notice of the Special Meeting;
         (2) A Voting Instruction Form for each Portfolio applicable to your Policy; and
         (3) A Proxy Statement to Shareholders.

Please read the enclosed Notice of the Special Meeting and the Proxy Statement for details regarding the purposes of the Meeting.

Shareholders of the Bond Portfolio are being asked to approve a Proposed Sub-Advisory Agreement for the Bond Portfolio between WRL Investment Management, Inc. (the "Investment Adviser") and AEGON USA Investment Management, Inc. ("AEGON USA"). We are requesting a change of Sub-Adviser from Janus Capital Corporation to AEGON USA. If the Proposed Sub-Advisory Agreement is approved, the investment advisory fees for the Bond Portfolio will be reduced from 0.50% to 0.45% of average daily net assets.

Shareholders of the Growth & Income Portfolio are being asked to approve a change of concentration policy to a policy of non-industry concentration. The Portfolio's Sub-Adviser, Federated Investment Counseling, believes that the Portfolio's current policy of concentration in the utility industry is now potentially unattractive for investors and may result in greater risk.


A Voting Instruction Form for each Portfolio attributable to your Policy must be received by EVACO Financial Printers (tabulating company) at 100 Carillon Parkway, Suite 170, St. Petersburg, Florida 33716-9984 no later than December 12, 1997. This instruction may be revoked at any time prior to the Meeting by executing a subsequent voting instruction form, by notifying the Secretary of the Fund in writing or by voting in person at the Meeting.

If you own more than one Policy, you will receive a separate mailing for each Policy. It is important you promptly return a signed Voting Instruction Form for each Portfolio of each Policy in the enclosed postage-paid envelope.

We will vote the shares of each Portfolio for which timely voting instructions are not received in the same proportion as those shares attributable to each Portfolio for which timely instructions are received. We will also vote each Portfolio's shares in our best judgment on any other matters which come before the Meeting.

Thank you for your prompt cooperation.

Very truly yours,


 /s/ John R. Kenney
John R. Kenney
Chairman of the Board, Chief Executive
Officer and President
Western Reserve Life Assurance Co. of Ohio

                                                                        Appendix

November 3, 1997


Dear Contract Owner:


As an Owner of a variable annuity contract (the "Contract") issued by AUSA Life Insurance Company, Inc. ("AUSA Life"), you have the right to instruct AUSA Life how to vote certain shares of the Growth & Income and/or the Bond Portfolio of the WRL Series Fund, Inc. (the "Fund") attributable to your Contract at the December 15, 1997 special meeting of shareholders of the Fund (the "Meeting"). To assist you in giving those instructions, we have enclosed the following:

         (1) A Notice of the Special Meeting; (2) A Voting Instruction Form; and
         (3) A Proxy Statement to Shareholders.

Please read the enclosed Notice of the Special Meeting and the Proxy Statement for details regarding the purposes of the Meeting.

Shareholders of the Bond Portfolio are being asked to approve a Proposed Sub-Advisory Agreement for the Bond Portfolio between WRL Investment Management, Inc. (the "Investment Adviser") and AEGON USA Investment Management, Inc. ("AEGON USA"). We are requesting a change of Sub-Adviser from Janus Capital Corporation to AEGON USA. If the Proposed Sub-Advisory Agreement is approved, the investment advisory fees for the Bond Portfolio will be reduced from 0.50% to 0.45% of average daily net assets.

Shareholders of the Growth & Income Portfolio are being asked to approve a change of concentration policy to a policy of non-industry concentration. The Portfolio's Sub-Adviser, Federated Investment Counseling, believes that the Portfolio's current policy of concentration in the utility industry is now potentially unattractive for investors and may result in greater risk.

Although you are not directly a shareholder of the Growth & Income or Bond Portfolio, some or all of your contract value is invested, as provided by your Contract, in the Growth & Income or Bond Portfolio. Accordingly, you have the right under your Contract to instruct AUSA Life how to vote the Growth & Income Portfolio's or Bond Portfolio's shares which are attributable to your Contract. The number of Portfolio shares for which an Owner may give instructions is determined as follows. For each Contract the number of votes in the Portfolio will be determined by dividing the amount of the Contract's contract value attributable to the Portfolio as of the record date (October 10, 1997) by $100. Fractional shares will be counted. The enclosed Voting Instruction Form(s) shows the number of Proxy Votes in the Growth & Income or Bond Portfolio attributable to your Contract for which you are entitled to give voting instructions.


A Voting Instruction Form for EACH PORTFOLIO ATTRIBUTABLE TO YOUR CONTRACT must be received by EVACO Financial Printers (tabulating company) at 100 Carillon Parkway, Suite 170, St. Petersburg, Florida 33716-9984 NO LATER THAN DECEMBER 12, 1997. This instruction may be revoked at any time prior to the Meeting by executing a subsequent voting instruction form, by notifying the Secretary of the Fund in writing or by voting in person at the Meeting.

IF YOU OWN MORE THAN ONE CONTRACT, YOU WILL RECEIVE A SEPARATE MAILING FOR EACH CONTRACT. IT IS IMPORTANT YOU PROMPTLY RETURN A SIGNED VOTING INSTRUCTION FORM FOR EACH PORTFOLIO OF EACH CONTRACT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

We will vote the shares of each Portfolio for which timely voting instructions are not received in the same proportion as those shares for which timely instructions are received. We will also vote each Portfolio's shares in our best judgment on any other matters which come before the Meeting.

Thank you for your prompt cooperation.

Very truly yours,


/s/ William L. Busler
William L. Busler
Vice President
AUSA Life Insurance Company, Inc.